SEMI ANNUAL REPORT

Templeton Vietnam
and Southeast Asia Fund, Inc.



September 30, 2000


[FRANKLIN TEMPLETON LOGO]
PAGE

[PHOTO OF MARK MOBIUS]


MARK MOBIUS
President
Templeton Vietnam and
Southeast Asia Fund, Inc.


Mark Mobius has been living in emerging market countries since earning his Ph.D. in Economics and Political Science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.


PAGE

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Vietnam and Southeast Asia Fund, Inc. seeks long-term capital appreciation. Under normal market conditions, the Fund invests primarily in the equity and debt securities of Region Country Issuers. Region Countries currently include Vietnam, China, Hong Kong, India, Indonesia, Malaysia, Myanmar, the Philippines, Singapore, South Korea, Taiwan and Thailand.
--------------------------------------------------------------------------------


Dear Shareholder:

This report of Templeton Vietnam and Southeast Asia Fund covers the six months ended September 30, 2000. During this time, many Asian economies continued to recover from Asia's recent financial crisis. Developments contributing to this economic growth include: the U.S. granting permanent normal trading relations with China, North and South Korea's agreement to cooperate, the signing of a bilateral trade agreement between Vietnam and the U.S. and the official launch of the Vietnamese stock market. The region's economic picture also seemed to brighten as the Thai government introduced a public sector reform program aimed at improving transparency


CONTENTS

Shareholder Letter ................   1

Performance Summary ...............   6

Important Notice
to Shareholders ...................   7

Financial Highlights &
Statement of Investments ..........   8

Financial Statements ..............  14

Notes to Financial
Statements ........................  17


[PYRAMID GRAPHIC]


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 9.


PAGE

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
9/30/00

Vietnam*                           17.4%

South Korea                        16.7%

Singapore                          15.0%

Thailand                           15.0%

Hong Kong                          10.2%

Indonesia                           9.5%

Philippines                         4.1%

China                               1.3%

Taiwan                              1.3%

Malaysia                            1.1%

India                               0.3%

Short-Term Investments
& Other Net Assets                  8.1%


* These are direct investments made through companies domiciled in Hong Kong and Singapore.


and accountability, and Moody's Investors Service upgraded the country's credit rating to investment grade.

Although many economies in the region displayed healthier economic fundamentals, some lagged due to persistent political and financial turmoil. Investigations into alleged corruption charges against President Wahid of Indonesia, and the trial of former President Suharto, had an adverse impact upon that nation's economy, and a powerful explosion rocked the Jakarta Stock Exchange and led to its closure for two days. In Vietnam, an unreliable foreign exchange, a limited number of listed securities with poor liquidity and restricted price movements, and inadequate corporate governance standards, hindered the country's economic development. The region's equity markets experienced strong volatility as rising oil prices kept many investors on the sidelines, and the decline of U.S. technology stock prices contributed to heavy corrections in stock markets around the world.

Within this environment, Templeton Vietnam and Southeast Asia Fund produced a -25.38% cumulative total return in market-price terms for the six months ended September 30, 2000, as shown in the Performance Summary on page 6. Based on change in net asset value, the Fund's cumulative total return for the same period was -25.86%.

At the end of the reporting period, 91.9% of the Fund's total net assets were invested in equities, with 8.1% in short-term investments and other net assets. Although we take into account political and economic events in various countries, we are


2
PAGE

bottom-up value investors and our main focus is on individual company value. Some of the most important criteria that we use to select investments for our portfolios are attractive fundamental valuations, reliable and responsible management, good growth prospects and profit margins, adherence to sound corporate governance policies, and respect for minority shareholder rights.

During the reporting period, the Fund was invested predominantly in real estate, diversified telecommunication services, and leisure equipment and products. Although telecommunications remained one of our major sector exposures, we did reduce the Fund's telecommunications holdings, liquidating our positions in China Mobile (formerly known as China Telecom) and Cable & Wireless HKT. Due to changes in our holdings and in the value of shares owned by the Fund, our top 10 holdings changed appreciably during the six months under review. Hutchison Whampoa, Neptune Orient Lines, Cheung Kong Holdings and San Miguel replaced Citic Pacific, Natsteel, PT Gudang Garamm and China Mobile in the Fund's top 10 holdings list. We initiated a position in Neptune Orient Lines, one of the world's largest shipping companies, and purchased additional shares of Hutchison Whampoa, in our opinion one of the best-managed and most profitable conglomerates in Hong Kong.

Looking forward, we are optimistic about prospects for Templeton Vietnam and Southeast Asia Fund. We believe that the current wave of economic and political reforms currently


TOP 10 SECTORS
9/30/00

                             % OF TOTAL
SECTORS                      NET ASSETS
---------------------------------------
Real Estate                       14.4%

Diversified
Telecommunication Services         9.1%

Leisure Equipment &
Products                           7.7%

Diversified Financials             7.0%

Banks                              6.7%

Beverages                          5.1%

Food Products                      5.0%

Semiconductor Equipment &
Products                           4.9%

Electric Utilities                 4.8%

Construction Materials             3.8%


                                                                               3
PAGE

TOP 10 EQUITY HOLDINGS*
9/30/00

COMPANY                           % OF TOTAL
SECTOR, COUNTRY                   NET ASSETS
--------------------------------------------
Mayfair Hanoi, Ltd.                     9.7%
Real Estate, Vietnam

Indotel Ltd.                            7.7%
Leisure Equipment &
Products, Vietnam

Hutchison Whampoa Ltd.                  4.7%
Diversified Financials,
Hong Kong

Korea Electric Power Corp.              4.0%
Electric Utilities, South Korea

PT Telekomunikasi Indonesia
(Persero), B                            3.9%
Diversified Telecommunication
Services, Indonesia

Samsung Electronics Co. Ltd.            3.5%
Semiconductor Equipment &
Products, South Korea

Neptune Orient Lines Ltd.               2.9%
Marine, Singapore

Siam Cement Public Co. Ltd.,
Ord & fgn.                              2.4%
Construction Materials,
Thailand

Cheung Kong Holdings Ltd.               2.3%
Real Estate, Hong Kong

San Miguel Corp., B                     2.2%
Beverages, Philippines

* Does not include investments in fixed income securities and short-term investments and other assets.


sweeping across Asia may result in better companies that might command higher market valuations over the long term. We believe that economic recovery in the region may continue to be driven by countries that proactively engage in reform, and that although Asian markets may continue to experience short-term volatility due to high global oil prices, this alone should not derail the markets from continuing on their path to recovery. We will continue to keep a watchful eye on events in the markets and strive to invest in companies with the potential to provide attractive returns for the Fund's shareholders.

Of course, investing in Vietnam and Southeast Asia involves special considerations, including risks related to direct investments, as well as the risks associated with investing in an emerging market. These risks include adverse economic, social and political developments, reduced liquidity of emerging markets, and greater currency volatility. For example, Taiwan's equity market increased 1,026% in the last 15 years, but has suffered 11 quarterly declines of more than 15% during that time.(1) Investing in any emerging market means accepting a certain amount of market volatility and, in some cases, the consequences of severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. Investment in the Fund should be considered speculative.



(1) Source: Taiwan Weighted Index. Based on quarterly percentage price change over 15 years ended September 30, 2000. Return is measured in U.S. dollars and does not include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


4
PAGE

Because the Fund invests a significant amount of its assets in Vietnam and Southeast Asia, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

Thank you for investing in Templeton Vietnam and Southeast Asia Fund. We appreciate your support, welcome your comments, and look forward to continuing to serve you in the future.


Sincerely,



/s/ Mark Mobius
Mark Mobius
President
Templeton Vietnam and Southeast Asia Fund, Inc.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of September 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


                                                                               5
PAGE

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value over the periods indicated.


--------------------------------------------------------------------------------
Effective August 1, 1998, the Fund's Investment Manager agreed to reduce its fees to 1.35% of the Fund's average weekly net assets. This fee waiver may be terminated at any time upon notice to the Fund's Board of Directors. From October 1, 1994, through September 30, 1995, additional fee waivers increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss, with respect to its portfolio securities. In addition, the Fund's direct equity investments may involve a heightened degree of business and financial risk, as well as risks posed by the illiquidity of these investments due to the absence of a public trading market. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


SIX-MONTH PERFORMANCE SUMMARY
AS OF 9/30/00

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PERFORMANCE

SIX-MONTH TOTAL RETURN      - 25.86% Based on change in Net Asset Value
                            - 25.38% Based on change in Market Price on
                                     the New York Stock Exchange (NYSE)

Net Asset Value (NAV)      $8.63 (9/30/00)    $11.64 (3/31/00)
Change in NAV               - $3.01
Market Price (NYSE)        $6.0625 (9/30/00)  $8.1250 (3/31/00)
Change in Market Price      - $2.0625

ADDITIONAL PERFORMANCE

                                                                       INCEPTION
                                         1-YEAR          5-YEAR         (9/8/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)
   Based on change in
   NAV                                  - 18.51%        - 32.40%        - 33.70%
   Based on change in
   market price                         - 29.71%        - 48.16%        - 55.94%

Average Annual Total Return(2)
   Based on change in NAV               - 18.51%        -  7.53%        -  6.58%
   Based on change in
   market price                         - 29.71%        - 12.31%        - 12.69%

For updated performance figures, please call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.


6
PAGE

IMPORTANT NOTICE TO SHAREHOLDERS

SHARE REPURCHASE PROGRAM

On May 17, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.


                                                                               7
PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Highlights

                                               SIX MONTHS ENDED                       YEAR ENDED MARCH 31,
                                              SEPTEMBER 30, 2000    --------------------------------------------------------
                                                 (UNAUDITED)         2000        1999        1998        1997         1996
                                              ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period......           $11.64           $8.68       $9.07      $14.05       $13.91      $13.09
                                              ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss).............             (.01)           (.07)       (.08)        .09          .29         .36
 Net realized and unrealized gains
   (losses)...............................            (3.07)           3.03        (.31)      (4.86)         .21         .91
                                              ------------------------------------------------------------------------------
Total from investment operations..........            (3.08)           2.96        (.39)      (4.77)         .50        1.27
                                              ------------------------------------------------------------------------------
Capital share repurchases.................              .07              --          --          --           --          --
                                              ------------------------------------------------------------------------------
Tender offer expenses deducted from
  capital.................................               --              --          --        (.04)          --          --
                                              ------------------------------------------------------------------------------
Less distributions from:
 Net investment income....................               --              --          --        (.13)        (.31)       (.38)
 Net realized gains.......................               --              --          --        (.03)        (.05)       (.07)
 Tax return of capital....................               --              --          --        (.01)          --          --
                                              ------------------------------------------------------------------------------
Total distributions.......................               --              --          --        (.17)        (.36)       (.45)
                                              ------------------------------------------------------------------------------
Net asset value, end of period............            $8.63          $11.64       $8.68       $9.07       $14.05      $13.91
                                              ==============================================================================
Total Return*
  Based on market value per share.........         (25.38)%          17.12%    (15.88)%    (25.14)%     (10.87)%      22.11%
  Based on net asset value per share......         (25.86)%          34.10%     (4.30)%    (34.10)%        4.03%       9.80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).........          $39,377         $54,508     $40,615     $42,437     $113,214    $112,073
Ratios to average net assets:
 Expenses.................................            1.88%**         2.15%       3.12%       2.23%        1.82%       1.47%
 Expenses, excluding waiver and payments
   by affiliate...........................            2.03%**         2.30%       3.22%       2.23%        1.82%       1.47%
 Net investment income (loss).............           (.09)%**        (.58)%     (1.06)%        .91%        2.04%       2.62%
Portfolio turnover rate...................           40.97%          68.98%      20.56%      89.42%       20.16%       4.01%

*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended March 31,
2000.
                       See Notes to Financial Statements.
 8
PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED)

                                                                                   SHARES/
                                                                   COUNTRY         WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS 73.1%
AIRLINES .5%
*Thai Airways International Public Co. Ltd., fgn. ..........       Thailand          240,600     $   196,722
                                                                                                 -----------
AUTOMOBILES .2%
Hyundai Motor Co. Ltd. .....................................     South Korea           4,780          62,153
                                                                                                 -----------
BANKS 6.7%
*Bangkok Bank Public Co. Ltd. ..............................       Thailand           11,000           5,735
*Bangkok Bank Public Co. Ltd., fgn. ........................       Thailand            2,600           1,926
DBS Group Holdings Ltd. ....................................      Singapore           17,489         192,949
Hana Bank...................................................     South Korea          32,940         194,955
Oversea Chinese Banking Corp. Ltd. .........................      Singapore          134,550         850,457
*Philippine National Bank...................................     Philippines         780,400         658,779
*Siam Commercial Bank, fgn., wts., 6/22/04..................       Thailand          166,666          15,405
*Thai Farmers Bank Public Co. Ltd. .........................       Thailand          250,100         118,545
*Thai Farmers Bank Public Co. Ltd., fgn. ...................       Thailand          930,332         474,040
United Overseas Bank Ltd. ..................................      Singapore           16,000         114,923
                                                                                                 -----------
                                                                                                   2,627,714
                                                                                                 -----------
BEVERAGES 5.1%
Fraser and Neave Ltd. ......................................      Singapore          240,100         827,788
San Miguel Corp., B.........................................     Philippines         806,480         864,086
*Serm Suk Public Co. Ltd. ..................................       Thailand           14,500          25,773
Tsingtao Brewey Co. Ltd., H.................................        China            948,000         285,731
                                                                                                 -----------
                                                                                                   2,003,378
                                                                                                 -----------
CHEMICALS .1%
LG Chemical Ltd. ...........................................     South Korea           4,600          57,338
                                                                                                 -----------
COMMUNICATIONS EQUIPMENT .3%
*United Communications Industry Public Co. Ltd., fgn. ......       Thailand          171,200         137,950
                                                                                                 -----------
COMPUTERS & PERIPHERALS 2.1%
*Accton Technology Corp. ...................................        Taiwan           191,000         368,832
*Korea Data Systems.........................................     South Korea          40,500         157,257
*Natsteel Electronics Ltd. .................................      Singapore          120,000         310,291
                                                                                                 -----------
                                                                                                     836,380
                                                                                                 -----------
CONSTRUCTION MATERIALS 3.8%
Cheung Kong Infrastructure Holdings Ltd. ...................      Hong Kong          128,000         210,136
*PT Indocement Tunggal Prakarsa.............................      Indonesia          524,500          90,555
PT Semen Gresik (Persero)...................................      Indonesia          340,127         236,054
*Siam Cement Public Co. Ltd. ...............................       Thailand          123,019         769,689
*Siam Cement Public Co. Ltd., fgn. .........................       Thailand           21,781         172,410
                                                                                                 -----------
                                                                                                   1,478,844
                                                                                                 -----------

                                                                               9
PAGE
TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                                   SHARES/
                                                                   COUNTRY         WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
DIVERSIFIED FINANCIALS 7.0%
Hutchison Whampoa Ltd. .....................................      Hong Kong          138,700     $ 1,841,186
Keppel Corp., Ltd. .........................................      Singapore          402,600         818,942
Swire Pacific Ltd., A.......................................      Hong Kong           16,000          99,733
                                                                                                 -----------
                                                                                                   2,759,861
                                                                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES 9.1%
*Jasmine International Public Co. Ltd., fgn. ...............       Thailand        1,172,000         238,872
Korea Telecom Corp. ........................................     South Korea             519          31,089
Korea Telecom Corp., ADR....................................     South Korea          10,341         347,716
Philippine Long Distance Telephone Co., ADR.................     Philippines           5,380          92,132
PT Indosat..................................................      Indonesia          284,500         231,004
PT Telekomunikasi Indonesia (Persero), B....................      Indonesia        4,839,680       1,533,255
*Telecomasia Corp. Public Co. Ltd., fgn. ...................       Thailand          930,900         623,247
*Total Access Communication Public Co. Ltd. ................       Thailand          143,600         482,496
                                                                                                 -----------
                                                                                                   3,579,811
                                                                                                 -----------
ELECTRIC UTILITIES 4.8%
Electricity Generating Public Co. Ltd., fgn. ...............       Thailand           95,400          99,481
*Huaneng Power International Inc., H........................        China            518,000         217,581
Korea Electric Power Corp. .................................     South Korea          60,160       1,569,884
                                                                                                 -----------
                                                                                                   1,886,946
                                                                                                 -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS 1.1%
Dae Duck Electronics Co. Ltd. ..............................     South Korea           7,310          65,552
Hon Hai Precision Industry Co. Ltd. ........................        Taiwan            13,000          85,477
Samsung SDI Co. Ltd. .......................................     South Korea           7,100         280,778
                                                                                                 -----------
                                                                                                     431,807
                                                                                                 -----------
FOOD & DRUG RETAILING .6%
Dairy Farm International Holdings Ltd. .....................      Hong Kong          591,900         254,517
                                                                                                 -----------
FOOD PRODUCTS 5.0%
Charoen Pokphand Foods Public Co. Ltd., fgn. ...............       Thailand          626,508         692,284
*Charoen Pokphand Foods Public Co. Ltd., fgn., wts.,
  4/28/02...................................................       Thailand          331,854          33,819
Cheil Jedang Corp. .........................................     South Korea           1,380          49,995
*Golden Agri-Resources Ltd. ................................      Singapore        1,287,000         210,765
Golden Hope Plantations Bhd. ...............................       Malaysia          163,000         150,989
IOI Corp. Bhd. .............................................       Malaysia          232,000         177,053
*PT Indofoods Sukses Makmurr................................      Indonesia        4,297,500         416,282
*Tong Yang Confectionery Co. ...............................    South Korea            7,780         207,904
UNI-President Enterprises Corp. ............................        Taiwan            21,600          15,237
                                                                                                 -----------
                                                                                                   1,954,328
                                                                                                 -----------
GAS UTILITIES .3%
Gas Authority of India Ltd., GDR............................        India             22,400         126,560
                                                                                                 -----------

 10
PAGE


TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                                   SHARES/
                                                                   COUNTRY         WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
HOTELS RESTAURANTS & LEISURE 2.1%
*Dusit Thani Public Company Ltd., fgn. .....................       Thailand          529,000     $   342,261
Genting Bhd. ...............................................       Malaysia           36,600          93,426
Hong Kong & Shanghai Hotels Ltd. ...........................      Hong Kong           90,500          54,844
*Hotel Shilla Co. ..........................................     South Korea          78,100         329,166
Resorts World Bhd. .........................................       Malaysia            4,000           6,474
                                                                                                 -----------
                                                                                                     826,171
                                                                                                 -----------
HOUSEHOLD DURABLES .8%
*Land and House Public Co. Ltd., fgn. ......................       Thailand          437,100         165,745
LG Electronics Inc. ........................................     South Korea           7,580         147,501
                                                                                                 -----------
                                                                                                     313,246
                                                                                                 -----------
INDUSTRIAL CONGLOMERATES 2.2%
*China Aerospace International Holdings Ltd. ...............      Hong Kong          354,800          39,135
Natsteel Ltd. ..............................................      Singapore          524,000         617,250
Sembcorp Industries Ltd. ...................................      Singapore          240,000         223,410
                                                                                                 -----------
                                                                                                     879,795
                                                                                                 -----------
MACHINERY 1.3%
*Hyundai Heavy Industries...................................     South Korea          11,660         209,120
*Procomp Informatics Co. Ltd. ..............................        Taiwan             5,000          23,779
*Samsung Heavy Industries Co. Ltd. .........................     South Korea          79,260         267,600
                                                                                                 -----------
                                                                                                     500,499
                                                                                                 -----------
MARINE 2.9%
*Neptune Orient Lines Ltd. .................................      Singapore        1,256,000       1,125,875
                                                                                                 -----------
MEDIA .6%
Asia Satellite Telecommunications Hldgs. Ltd. ..............      Hong Kong           83,000         202,261
BEC World Public Co. Ltd., fgn. ............................       Thailand            4,160          21,295
                                                                                                 -----------
                                                                                                     223,556
                                                                                                 -----------
METALS & MINING 1.1%
*Korea Zinc Co. ............................................     South Korea           9,900         163,350
PT Timah TBK................................................      Indonesia        1,516,000         278,149
                                                                                                 -----------
                                                                                                     441,499
                                                                                                 -----------
MULTILINE RETAIL 1.1%
Siam Makro Public Company Ltd., fgn. .......................       Thailand          354,200         432,310
                                                                                                 -----------
OIL & GAS 1.0%
PTT Exploration & Production Public Co. Ltd., fgn. .........       Thailand           28,400          72,018
SK Corp. ...................................................     South Korea          19,720         334,222
                                                                                                 -----------
                                                                                                     406,240
                                                                                                 -----------

                                                                              11
PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                                   SHARES/
                                                                   COUNTRY         WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
PAPER & FOREST PRODUCTS 2.1%
*Asia Pulp & Paper Co. Ltd., ADR............................      Indonesia          160,180     $   280,315
*PT Indah Kiat Pulp & Paper Corp. ..........................      Indonesia        2,077,000         276,933
PT Tjiwi Kimia..............................................      Indonesia        2,504,000         255,394
                                                                                                 -----------
                                                                                                     812,642
                                                                                                 -----------
REAL ESTATE 4.7%
Cheung Kong Holdings Ltd. ..................................      Hong Kong           76,000         918,704
*Filinvest Development Corp. ...............................     Philippines         582,000          12,597
First Capital Corp. Ltd. ...................................      Singapore          619,000         533,529
Hang Lung Development Co. Ltd. .............................      Hong Kong          158,000         159,077
Henderson China Holdings Ltd. ..............................      Hong Kong           12,500           4,609
Hong Kong Land Holdings Ltd. ...............................      Hong Kong          119,000         218,960
                                                                                                 -----------
                                                                                                   1,847,476
                                                                                                 -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS 4.9%
*Hyundai Electronics Industries Co. ........................     South Korea          39,090         559,105
Samsung Electronics Co. Ltd. ...............................     South Korea           7,627       1,381,567
                                                                                                 -----------
                                                                                                   1,940,672
                                                                                                 -----------
SPECIALTY RETAIL .2%
Cycle & Carriage Ltd. ......................................      Singapore           44,000          88,490
                                                                                                 -----------
TEXTILES & APPAREL .1%
Saha Union Public Co. Ltd., fgn. ...........................       Thailand          200,300          49,844
                                                                                                 -----------
TOBACCO .3%
PT Gudang Garamm............................................      Indonesia          105,000         125,462
                                                                                                 -----------
TRADING COMPANIES & DISTRIBUTORS .5%
Samsung Corp. ..............................................     South Korea          25,810         178,215
                                                                                                 -----------
WIRELESS TELECOMMUNICATION SERVICES .5%
*Shin Corporations Public Company Ltd., fgn. ...............       Thailand           61,300         210,652
                                                                                                 -----------
TOTAL COMMON STOCKS (COST $38,426,873)......................                                      28,796,953
                                                                                                 -----------
PREFERRED STOCKS (COST $1,236,493) 1.4%
*Siam Commercial Bank, 5.25%, fgn., cvt. pfd. ..............       Thailand        1,384,000         533,002
                                                                                                 -----------
DIRECT EQUITY INVESTMENTS 17.4%
REAL ESTATE 9.7%
(R)+*Mayfair Hanoi, Ltd., 30% equity interest owned through
  HEA Holdings Ltd., a wholly owned investment acquired
  10/31/96..................................................       Vietnam                         3,817,873
LEISURE EQUIPMENT & PRODUCTS 7.7%
(R)+*Indotel Ltd., acquired 11/22/96........................       Vietnam           900,000       3,033,999
                                                                                                 -----------
TOTAL DIRECT EQUITY INVESTMENTS (COST $14,702,155)..........                                       6,851,872
                                                                                                 -----------

 12
PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
                                                                   COUNTRY         AMOUNT**         VALUE
------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (COST $2,318,272) 5.9%
U.S. Treasury Bills, 5.965% to 6.140% with maturities to
  12/28/00..................................................    United States     $2,339,000     $ 2,319,179
                                                                                                 -----------
TOTAL INVESTMENTS (COST $56,683,793) 97.8%..................                                      38,501,006
OTHER ASSETS, LESS LIABILITIES 2.2%.........................                                         875,619
                                                                                                 -----------
TOTAL NET ASSETS 100.0%.....................................                                     $39,376,625
                                                                                                 ===========

*Non-income producing.
**Securities denominated in U.S. dollars.
+See note 6 regarding Holdings of 5% Voting Securities.
(R)See note 7 regarding restricted securities.
                       See Notes to Financial Statements.
                                                                              13
PAGE


TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $56,683,793).....    $ 38,501,006
 Cash.......................................................           1,657
 Receivables:
  Investment securities sold................................       1,136,312
  Dividends and interest....................................          12,966
                                                                ------------
      Total assets..........................................      39,651,941
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................          21,831
  To affiliates.............................................          48,237
 Accrued expenses...........................................         205,248
                                                                ------------
      Total liabilities.....................................         275,316
                                                                ------------
Net assets, at value........................................    $ 39,376,625
                                                                ============
Net assets consist of:
 Accumulated net investment loss............................    $    (21,582)
 Net unrealized depreciation................................     (18,182,787)
 Accumulated net realized loss..............................     (26,867,674)
 Capital shares.............................................      84,448,668
                                                                ------------
Net assets, at value........................................    $ 39,376,625
                                                                ============
Net asset value per share ($39,376,625 / 4,559,673 shares
  outstanding)..............................................           $8.63
                                                                ============

                       See Notes to Financial Statements.
 14
PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $45,894)
 Dividends..................................................    $  299,702
 Interest...................................................       115,235
                                                                ----------
      Total investment income...............................                  $    414,937
Expenses:
 Management fees (Note 3)...................................       348,286
 Administrative fees (Note 3)...............................        52,819
 Transfer agent fees........................................         7,500
 Custodian fees.............................................        25,500
 Reports to shareholders....................................        18,000
 Registration and filing fees...............................         7,350
 Professional fees..........................................         9,000
 Directors' fees and expenses...............................         3,000
                                                                ----------
      Total expenses........................................                       471,455
      Expenses waived/paid by affiliate (Note 3)............                       (34,936)
                                                                              ------------
          Net expenses......................................                       436,519
                                                                              ------------
            Net investment loss.............................                       (21,582)
                                                                              ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     2,870,398
  Foreign currency transactions.............................       (23,638)
                                                                ----------
      Net realized gain.....................................                     2,846,760
      Net unrealized depreciation on investments............                   (17,090,605)
                                                                              ------------
Net realized and unrealized loss............................                   (14,243,845)
                                                                              ------------
Net decrease in net assets resulting from operations........                  $(14,265,427)
                                                                              ============

                       See Notes to Financial Statements.
                                                                              15
PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS ENDED
                                                                SEPTEMBER 30, 2000         YEAR ENDED
                                                                   (UNAUDITED)           MARCH 31, 2000
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss.......................................       $    (21,582)          $  (313,348)
  Net realized gain (loss) from investments and foreign
   currency transactions....................................          2,846,760            (2,297,647)
  Net unrealized appreciation (depreciation) on
   investments..............................................        (17,090,605)           16,504,326
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................        (14,265,427)           13,893,331
 Capital share transactions (Note 2)........................           (865,840)                   --
                                                                ---------------------------------------
    Net increase (decrease) in net assets...................        (15,131,267)           13,893,331

Net assets:
 Beginning of period........................................         54,507,892            40,614,561
                                                                ---------------------------------------
 End of period..............................................       $ 39,376,625           $54,507,892
                                                                =======================================

Accumulated net investment loss included in net assets:
 End of period..............................................       $    (21,582)          $        --
                                                                =======================================

                       See Notes to Financial Statements.
 16
PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Vietnam and Southeast Asia Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests primarily in the equity and debt securities of Region Country Issuers. Region Countries currently include Vietnam, China, Hong Kong, India, Indonesia, Malaysia, Myanmar, the Philippines, Singapore, South Korea, Taiwan and Thailand. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                                                              17
PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On May 17, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.

At September 30, 2000, there were 100,000,000 shares authorized ($0.01 par value). During the six months ended September 30, 2000, 121,500 shares were repurchased for $865,840. The weighted average discount of market price to net asset value of shares repurchased during the period ended September 30, 2000 was 28%. During the year ended March 31, 2000, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. Through September 30, 2000, the Fund had repurchased a total of 121,500 shares.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.5% per year of the average weekly net assets of the Fund. From its investment management fee, TAML pays a shareholder servicing agent fee to Paine Webber of 0.10% per year of the average weekly net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets.

Effective August 1, 1998, TAML agreed to reduce its investment management fee to an annual rate of 1.35% of the Fund's average weekly net assets, as reflected in the Statement of Operations. This fee waiver may be terminated at any time upon notice to the Fund's Board of Directors.

Three individuals have brought an action against the Fund, its investment manager and certain of the Fund's officers, directors and other affiliates, seeking to recover damages in connection with the Fund's tender offer on January 20, 1998 and certain investments of the Fund. The Fund, its investment manager and its affiliates strongly believe that the claims made in these actions are without merit and intend to vigorously defend against these actions.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 18
PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)
At September 30, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $58,227,626 was as follows:

Unrealized appreciation.....................................  $  1,560,083
Unrealized depreciation.....................................   (21,286,703)
                                                              ------------
Net unrealized depreciation.................................  $(19,726,620)
                                                              ============

At March 31, 2000 the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

    Capital loss carryovers expiring in:

2006........................................................  $   501,487
2007........................................................   19,331,627
2008........................................................    5,602,511
                                                              -----------
                                                              $25,435,625
                                                              ===========

Net realized capital gains differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales, passive foreign investment companies, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

At March 31, 2000, the Fund had deferred capital and currency losses occurring subsequent to October 31, 1999 of $1,307,121. For tax purposes, such losses will be reflected in the year ending March 31, 2001.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 2000 aggregated $17,180,169 and $15,702,793, respectively.

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated persons" to include any person, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. As of September 30, 2000, the fund had investments in "affiliated persons" valued at $6,851,872.

                            NUMBER OF                                 NUMBER OF
                           SHARES HELD       GROSS       GROSS       SHARES HELD         VALUE        DIVIDEND INCOME
     NAME OF ISSUER       MARCH 31, 2000   ADDITIONS   REDUCTIONS   SEPT. 30, 2000   SEPT. 30, 2000   4/01/00-9/30/00
---------------------------------------------------------------------------------------------------------------------
Mayfair Hanoi Ltd., 30%
 equity interest owned
 through HEA Holdings
 Ltd. ..................          --          --          --                --         $3,817,873              --
Indotel Ltd.............     900,000          --          --           900,000          3,033,999              --
                                                                                     --------------------------------
TOTAL AFFILIATES........                                                               $6,851,872        $     --
                                                                                     ================================

                             REALIZED
                             CAPITAL
     NAME OF ISSUER       GAINS/(LOSSES)
-----------------------------------------
Mayfair Hanoi Ltd., 30%
 equity interest owned
 through HEA Holdings
 Ltd. ..................           --
Indotel Ltd.............           --
                          --------------
TOTAL AFFILIATES........     $     --
                          ==============

                                                                              19
PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)

7. DIRECT INVESTMENTS IN VIETNAM VENTURES

The Fund may, to the extent consistent with its investment policies invest up to 65% of its total net assets in direct equity investments. These investments typically take the form of a business corporation contract, joint venture company established in Vietnam or a wholly owned foreign company established in Vietnam. Since these securities are not publicly traded, and may be restricted as to resale, they are less liquid than securities traded in active markets. Direct investments in Vietnam ventures include certain risks not typically associated with investing in countries with developed securities markets, such as political, economic, and legal uncertainties. Readily available market quotations cannot be obtained for these securities. The fair value of these securities is estimated by management using methods approved by the Board. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The total value of direct equity investments was $6,851,872 (17.4% of net assets) at September 30, 2000.

 20
PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the Plan Agent) at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than the net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Vietnam and Southeast Asia Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

                                                                              21
PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.chasemellon.com

SHAREHOLDER INFORMATION

Shares of Templeton Vietnam and Southeast Asia Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TVF." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Vietnam and Southeast Asia Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

 22
PAGE


[FRANKLIN TEMPLETON LOGO]

Templeton Vietnam and Southeast Asia Fund, Inc.
100 Fountain Parkway, P.O. Box 33030
St. Petersburg, FL 33733-8030


SEMIANNUAL REPORT

TEMPLETON VIETNAM
AND SOUTHEAST ASIA FUND, INC.

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLTVF S00 11/00                                [LOGO] Printed on recycled paper